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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) December 17, 1999


                First Union Commercial Mortgage Securities, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



                                 North Carolina
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                 (State or Other Jurisdiction of Incorporation)


                                    333-62671
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                            (Commission File Number)

                                   56-1643598
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                      (I.R.S. Employer Identification No.)


          One First Union Center, Charlotte, North Carolina 28228-0600
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               (Address of Principal Executive Offices) (Zip Code)


                                 (704) 374-6161
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1, ITEMS 3 THROUGH 6, AND ITEMS 8 AND 9 ARE NOT INCLUDED BECAUSE THEY ARE
NOT APPLICABLE.

ITEM 2.  ACQUISITIONS OR DISPOSITION OF ASSETS

     On December 17, 1999, a single series of mortgage pass-through certificates, entitled First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C4 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1, and dated as of December 1, 1999, among First Union Commercial Mortgage Securities, Inc. as depositor (the "Registrant"), First Union National Bank as master servicer, ORIX Real Estate Capital Markets, LLC as special servicer and Norwest Bank Minnesota, National Association as trustee. The Certificates consist of eighteen classes (each, a "Class") of Certificates, four of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class IO Certificates" and the Class B Certificates" (collectively, the "Offered Certificates"); and fourteen of which Classes are designated as the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 156 multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $885,738,326. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "MLMC Loans") were acquired by the Registrant from Merrill Lynch Mortgage Capital Inc. ("MLMC") and certain of the Mortgage Loans (the "FUNB Loans") were acquired by the Registrant from First Union National Bank ("FUNB", and together with MLMC, the "Sellers") pursuant to two Mortgage Loan Purchase Agreements, each dated as of December 1, 1999 (the "Purchase Agreements"), between the Registrant and each of the Sellers. The source of funds for payment of the purchase prices (collectively the "Purchase Price") for the MLMC Loans and the FUNB Loans paid by the Registrant to the Sellers was the proceeds derived from the sale of the Certificates by the Registrant to First Union Securities, Inc. ("First Union Securities") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF") pursuant to an Underwriting Agreement, dated December 14, 1999 (the "Underwriting Agreement"), among the Registrant, FUNB, First Union Securities, and MLPF (pertaining to the Offered Certificates (other than the Class B and Class IO Certficates), a Certificate Purchase Agreement, dated December 14, 1999, among the Registrant, MLPF and First Union Securities (pertaining to the Private Certificates (other than the Class C, Class D, Class E and Class F Certificates)) and an agreement between the Registrant and FUNB (pertaining to the Class B, Class IO, Class C, Class D, Class E and Class F Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of FUNB. On December 17, 1999, the Registrant transferred the Mortgage loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates.

     The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated December 8, 1999, and the Prospectus Supplement, dated December 14, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements - Not Applicable.

     (b)  Pro Forma Financial Information - Not Applicable.

     (c)  Exhibits.

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          1.1  Underwriting Agreement, dated December 14, 1999, among First
               Union Commercial Mortgage Securities, Inc., First Union National Bank, First Union Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          4.1 Pooling and Servicing Agreement, dated as of December 1, 1999, among First Union Commercial Mortgage Securities, Inc. as depositor, First Union National Bank as master servicer, ORIX Real Estate Capital Markets, LLC as special servicer, and Norwest Bank Minnesota, National Association as trustee.

          99.1 Mortgage Loan Purchase Agreement, dated as of December 1, 1999, between First Union Commercial Mortgage Securities, Inc. and Merrill Lynch Mortgage Capital Inc.

          99.2 Mortgage Loan Purchase Agreement, dated as of December 1, 1999, between First Union Commercial Mortgage Securities, Inc. and First Union National Bank.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)




Dated:   December 28, 1999      By:  /s/ CRAIG M. LIEBERMAN
                                    ----------------------
                                Name:  Craig M. Lieberman
                                Title: Vice President


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                                INDEX TO EXHIBITS


Exhibit
  No.       Document Description
-------     --------------------

 1.1 Underwriting Agreement, dated December 14, 1999, among First Union Commercial Mortgage Securities, Inc., First Union National Bank, First Union Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

 4.1 Pooling and Servicing Agreement, dated as of December 1, 1999, among First Union Commercial Mortgage Securities, Inc. as depositor, First Union National Bank as master servicer, ORIX Real Estate Capital Markets, LLC as special servicer, and Norwest Bank Minnesota, National Association as trustee.

99.1 Mortgage Loan Purchase Agreement, dated as of December 1, 1999, between First Union Commercial Mortgage Securities, Inc. and Merrill Lynch Mortgage Capital Inc.

99.2 Mortgage Loan Purchase Agreement, dated as of December 1, 1999, between First Union Commercial Mortgage Securities, Inc. and First Union National Bank.